[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) UTILITIES
SERIES

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                INVESTMENT ADVISER
Jeffrey L. Shames*                      Massachusetts Financial Services Company
Chairman, Chief Executive               500 Boylston Street
Officer, and Director,                  Boston, MA 02116-3741
MFS Investment Management(R)
                                        DISTRIBUTOR
Nelson J. Darling, Jr.                  MFS Fund Distributors, Inc.
Professional Trustee                    500 Boylston Street
                                        Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                          SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management        MFS Service Center, Inc.
  Company;                              P.O. Box 2281
Real Estate Consultant                  Boston, MA 02107-9906

PORTFOLIO MANAGER                       For additional information,
Maura A. Shaughnessy*                   contact your financial adviser.

CHAIRMAN AND PRESIDENT                  CUSTODIAN
Jeffrey L. Shames*                      State Street Bank and Trust Company

TREASURER                               AUDITORS
W. Thomas London*                       Deloitte & Touche LLP

ASSISTANT TREASURERS                    WORLD WIDE WEB
Mark E. Bradley*                        www.mfs.com
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the 12 months ended December 31, 1998, the Series provided a total return of 18.06%. This compares to a 14.77% return for the Standard & Poor's Utilities Index (the Utility Index), an unmanaged, market-capitalization-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index, a popular index of common stock total return performance.

Because of the market's volatility in 1998, there was a huge defensive move into the utility sector, predominantly into large-cap, traditional electric utility stocks, which are perceived to be high-quality investments. Investors, many of whom probably had never owned utility stocks before, flooded the market for large-cap electric utilities. In a twist on utility stocks' traditional reputation as staid, surefooted investments, the sector became almost a momentum play during the late summer as investors rushed to take advantage of its surging performance. Among large-cap electric utilities, valuations were stretched to unsupportable levels, which we believe reflected a lack of critical analysis of the stocks' fundamentals and more of a reaction based on fear. We believe this surge may be running its course, and we are moving some of our electric utilities assets into telecommunications stocks that we feel can support stronger earnings growth.

At the same time, natural gas stocks underperformed, for a couple of reasons. First, the unseasonably warm winter and spring of the past year depressed demand and, second, low natural gas liquids commodity prices, coupled with static processing, hurt earnings. However, this portfolio's focus is predominantly on mid-cap stocks diversified across the utility spectrum. So while we may not have benefited from the full surge in electric utilities, we feel we have a broad portfolio of companies with high-quality management teams and healthy earnings outlooks that will perform well over the long term.

During the past year we have seen good performance from several of our holdings. Mannesmann, a German telecommunications company, has performed well thanks to its leadership position in the European wireless communications market. The company, along with Olivetti, is part of an acquisition bid for Cellular Communications International (CCIL), an American cellular phone operator with substantial assets in Italy. CCIL's stock has been a strong performer too, and we believe the combined entity will be a leader in the rapidly expanding Italian telecommunications market.

PECO Energy, an electric utility based in Philadelphia, is also up strongly this year thanks to good earnings growth and its ongoing successful transition from a traditional regional electric utility to a national wholesale power distributor. Endesa SA, a Spanish electric utility, has performed well as a result of extensive restructuring in the Spanish electric industry and lower interest rates in Europe.

Consolidation, particularly among the gas and electric utilities, has been an underlying theme in the utilities market. At the moment, however, that frontier is quiet and we've been disappointed in the small number of deals announced in 1998. We've seen a few nice ones, such as an interesting gas/ electric combination between CMS Energy, an electric utility, and Duke Energy, which sold its gas pipelines to CMS. But we haven't seen the big pairings that we saw a couple of years ago, for two reasons. First, deregulation and restructuring at the state level are still ongoing, and companies are waiting for the effects of those trends to fully shake out before linking with other utilities. Second, the Public Utility Holding Company Act is still a stumbling block to consolidation. Interestingly, we have also seen some international deals that have not come to fruition due to regulatory, economic, and cultural issues.

Looking ahead at the global utility market in 1999, we still see a number of opportunities in Latin America that are relatively well insulated from the region's macroeconomic problems. The Series has currently invested roughly 6% of assets in Latin American utilities. In Asia, stock valuations are just not attractive now. In Europe, utility stocks in northern Europe are getting expensive, but we're seeing lots of opportunities in southern Europe, especially in Italian and Greek telecommunications stocks and in

Spanish electric utilities. In the United States, we're finding the best values in natural gas companies. We think their ability to snap back to robust earnings growth in 1999 will be key to their share price performance in the future.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessey is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Utilities Fund, MFS(R) Utilities Series (part of MFS(R) Variable Insurance Trust(SM)) and the Utilities Series offered through MFS(R)/Sun Life annuity products. She is also a member of the portfolio management team of MFS(R) Total Return Fund and the Total Return Series offered through MFS(R)/Sun Life annuity products. Ms. Shaughnessy joined MFS in 1991 as an equity analyst and was promoted to Vice President in 1992 and Senior Vice President in 1998. A graduate of Colby College and the Amos Tuck School of Business of Dartmouth College, she is a Chartered Financial Analyst.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Commencement of investment operations: January 3, 1995

Size: $81.7 million net assets as of December 31, 1998



This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from February 1, 1995, through December 31, 1998)

               MFS            S&P         Consumer
            Utilities       Utility      Price Index
             Series          Index         - U.S.
----------------------------------------------------
2/95        $10,000        $10,000        $10,000
12/95        13,400         13,090         10,200
12/96        15,870         13,500         10,550
12/97        20,910         16,830         10,730
12/98        24,681         19,315         10,925

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                      1 Year        3 Years        10 Years/Life
--------------------------------------------------------------------------------
MFS Utilities Series*                +18.06%        +22.60%              +25.40%
--------------------------------------------------------------------------------
Standard & Poor's Utility Index**    +14.77%        +13.84%              +18.29%
--------------------------------------------------------------------------------
Consumer Price Index#+               + 1.80%        + 2.30%              + 2.29%
--------------------------------------------------------------------------------

 * For the period from the commencement of the Series' investment operations, January 3, 1995, through
   December 31, 1998.
** Source: Lipper Analytical Services, Inc. "Life" refers to the period from
   February 1, 1995, through December 31, 1998.
 # Source: CDA/Wiesenberger. "Life" refers to the period from February 1, 1995, through December 31, 1998.
 + The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

The Series may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Stocks - 79.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 57.5%
  Conglomerates - 1.5%
    Eastern Enterprises                                                     27,700           $ 1,211,875
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    MediaOne Group, Inc.*                                                   11,500           $   540,500
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 5.8%
    Beacon Capital Partners, Inc.*##                                        16,700           $   265,113
    Camden Property Trust                                                   18,100               470,600
    CarrAmerica Realty Corp.                                                16,000               384,000
    CBL & Associates Properties, Inc.                                        9,200               237,475
    Equity Office Properties Trust                                          12,100               290,400
    Equity Residential Properties Trust                                      5,600               226,450
    First Industrial Realty Trust, Inc.                                     11,400               305,662
    Highwoods Properties, Inc.                                              18,100               466,075
    Kilroy Realty Corp.                                                     10,700               246,100
    Koger Equity, Inc.                                                      14,600               250,938
    Mack-Cali Realty Corp.                                                   9,900               305,663
    Meditrust Cos                                                           30,500               461,312
    SL Green Realty Corp.                                                   17,100               369,787
    TriNet Corporate Realty Trust, Inc.                                     16,100               430,675
                                                                                             -----------
                                                                                             $ 4,710,250
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 2.1%
    MCN Energy Group, Inc.                                                  64,800           $ 1,235,250
    USEC, Inc.                                                              37,700               523,087
                                                                                             -----------
                                                                                             $ 1,758,337
--------------------------------------------------------------------------------------------------------
  Telecommunications - 13.5%
    AirTouch Communications, Inc.*                                           2,600           $   187,525
    Allegiance Telecom, Inc.*                                               10,700               129,738
    Alltel Corp.                                                            27,600             1,650,825
    Ameritech Corp.                                                         24,100             1,527,337
    Bell Atlantic Corp.                                                     12,180               645,540
    Cellular Communications International, Inc.*                               500                34,000
    Century Telephone Enterprises, Inc.                                      9,900               668,250
    Cincinnati Bell, Inc.                                                   19,400               733,563
    Cincinnati Bell, Inc.*                                                  12,200               207,400
    GTE Corp.                                                               18,500             1,202,500
    Intermedia Communications, Inc.*                                        73,500             1,267,875
    IXC Communications, Inc.*                                               11,600               390,050
    MCI WorldCom, Inc.*                                                     11,882               852,533
    Qwest Communications International, Inc.*                                4,900               245,000
    SBC Communications, Inc.                                                14,716               789,146
    Tele-Communications, Inc.                                                9,300               514,406
                                                                                             -----------
                                                                                             $11,045,688
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 23.3%
    AES Corp.*                                                               9,800           $   464,275
    Atmos Energy Corp.                                                      32,800             1,057,800
    BEC Energy                                                               4,300               177,106
    CalEnergy Co., Inc.*                                                    53,500             1,855,781
    Cinergy Corp.                                                           12,200               419,375
    CMS Energy Corp.                                                        28,400             1,375,625
    CMS Energy Corp., "G"                                                   17,000               429,250
    DQE, Inc.                                                               13,300               584,369
    Edison International                                                    22,100               616,037
    El Paso Electric Co.*                                                   53,700               469,875
    FirstEnergy Corp.                                                       38,300             1,247,144
    GPU, Inc.                                                               36,100             1,595,169
    Illinova Corp.                                                          25,800               645,000
    Niagara Mohawk Power Corp.*                                             52,400               844,950
    NIPSCO Industries, Inc.                                                 10,400               316,550
    Northern States Power Co.                                                4,800               133,200
    Peco Energy Co.                                                         35,200             1,465,200
    Pinnacle West Capital Corp.                                             36,800             1,559,400
    Public Service Co. of New Mexico                                         9,700               198,244
    Public Service Enterprise Group                                         11,000               440,000
    Sierra Pacific Resources                                                29,400             1,117,200
    Texas Utilities Co.                                                     31,100             1,451,981
    Unicom Corp.                                                            14,600               563,013
                                                                                             -----------
                                                                                             $19,026,544
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 10.7%
    Coastal Corp.                                                           25,700           $   897,894
    Columbia Energy Group                                                   28,350             1,637,212
    Connecticut Energy Group                                                 6,100               186,050
    Consolidated Natural Gas Co.                                             3,200               172,800
    El Paso Energy Corp.                                                    44,100             1,535,231
    Energen Corp.                                                           20,100               391,950
    KN Energy, Inc.                                                         31,900             1,160,362
    National Fuel Gas Co.                                                   11,300               510,619
    NICOR, Inc.                                                             17,500               739,375
    NUI Corp.                                                               13,700               367,331
    ONEOK, Inc.                                                             16,000               578,000
    Washington Gas Light Co.                                                20,700               561,488
                                                                                             -----------
                                                                                             $ 8,738,312
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $47,031,506
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 21.6%
  Argentina - 0.8%
    Telecom Argentina S.A., ADR (Telecommunications)                         5,100           $   140,250
    Telefonica de Argentina, ADR (Utilities - Telephone)                    19,100               533,606
                                                                                             -----------
                                                                                             $   673,856
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.5%
    Global Crossing Ltd. (Telecommunications)*                               9,300           $   419,663
--------------------------------------------------------------------------------------------------------
  Brazil - 2.6%
    Companhia Electricas est Rio de Janeiro (Utilities - Electric)*        772,600           $   255,828
    Companhia Energetica do Ceara, Preferred, "A"
      (Utilities - Electric)                                                34,700                86,175
    Companhia Paranaense de Energia, ADR (Utilities - Electric)             46,800               333,450
    Companhia Paranaense de Energia, Preferred, "B"
      (Utilities - Electric)*                                               40,700               293,121
    Companhia Riogrand Telecomunicacoes (Utilities - Telephone)                505               181,850
    Espirito Santo Centrais Eletricas S.A. (Utilities - Electric)            1,100                72,839
    Espirito Santo Centrais Eletricas S.A., Preferred, "B"
      (Utilities - Electric)                                                   320               142,912
    Light Servicos de Electricidade S.A. (Utilities - Electric)                436                53,056
    Telecomunicacoes Brasilieras S.A., ADR (Telecommunications)              5,900               428,856
    Telesp Participacoes S.A. (Telecommunications)*                         12,583               286,451
                                                                                             -----------
                                                                                             $ 2,134,538
--------------------------------------------------------------------------------------------------------
  Canada - 1.9%
    BCE, Inc. (Telecommunications)                                          10,800           $   409,725
    Bell Canada International, Inc. (Telecommunications)*                   25,700               289,125
    Northern Telecom Ltd. (Telecommunications)                              17,400               872,175
                                                                                             -----------
                                                                                             $ 1,571,025
--------------------------------------------------------------------------------------------------------
  Chile - 2.4%
    Chilectra S.A., ADR (Utilities - Electric)                              32,000           $   709,120
    Empresa Nacional de Electricidad S.A., ADR (Utilities - Electric)       44,800             1,209,600
                                                                                             -----------
                                                                                             $ 1,918,720
--------------------------------------------------------------------------------------------------------
  China
    China Telecom Hong Kong Ltd. (Telecommunications)                        1,000           $    34,750
--------------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    Tele Danmark, ADR (Telecommunications)                                   4,100           $   278,288
--------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Helsingin Puhelin Oyj (Telecommunications)                               2,900           $   172,412
--------------------------------------------------------------------------------------------------------
  France - 1.0%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                     16,600           $   405,663
    France Telecom S.A. (Telecommunications)                                 5,000               396,818
                                                                                             -----------
                                                                                             $   802,481
--------------------------------------------------------------------------------------------------------
  Germany - 1.9%
    Mannesmann AG (Conglomerate)                                             9,050           $ 1,036,301
    VEBA AG (Oil and Gas)                                                    6,850               409,439
    VEBA AG, ADR (Oil and Gas)                                               1,900               113,763
                                                                                             -----------
                                                                                             $ 1,559,503
--------------------------------------------------------------------------------------------------------
  Greece - 1.3%
    Hellenic Telecommunication Organization S.A., GDR
     (Telecommunications)                                                   38,666           $ 1,028,241
--------------------------------------------------------------------------------------------------------
  Hungary - 1.0%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                        28,000           $   834,750
--------------------------------------------------------------------------------------------------------
  Italy - 2.3%
    Telecom Italia S.p.A. (Telecommunications)*                            167,300           $ 1,053,603
    Telecom Italia S.p.A. (Telecommunications)*                             94,400               806,007
                                                                                             -----------
                                                                                             $ 1,859,610
--------------------------------------------------------------------------------------------------------
  Peru - 0.5%
    Telefonica del Peru S.A., ADR (Telecommunications)                      31,900           $   404,731
--------------------------------------------------------------------------------------------------------
  Spain - 3.2%
    Iberdrola S.A. (Utilities - Electric)                                   62,600           $ 1,171,186
    Telefonica de Espana S.A., ADR (Telecommunications)                      3,513               475,572
    Union Electrica Fenosa S.A. (Utilities - Electric)                      54,400               941,104
                                                                                             -----------
                                                                                             $ 2,587,862
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.6%
    Swisscom AG (Telecommunications)*                                        1,100           $   460,502
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.1%
    Orange PLC (Telecommunications)                                         39,300           $   449,844
    PowerGen PLC (Utilities - Electric)                                     32,700               428,544
                                                                                             -----------
                                                                                             $   878,388
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $17,619,320
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $60,773,404)                                                  $64,650,826
--------------------------------------------------------------------------------------------------------

Bonds - 10.8%
--------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 10.3%
  Banks and Credit Companies - 0.3%
    Beaver Valley Funding Corp., 9s, 2017                                  $    75           $    86,536
    Midland Funding Corp. I, 10.33s, 2002                                      109               116,575
                                                                                             -----------
                                                                                             $   203,111
--------------------------------------------------------------------------------------------------------
  Construction Services - 0.1%
    Georgia Pacific Corp., 9.5s, 2022                                      $   100           $   112,704
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.1%
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                     $   100           $   101,611
--------------------------------------------------------------------------------------------------------
  Electric and Gas Utility Revenue
    Long Island Power Authority, New York Electric, 5.25s, 2026            $    25           $    25,074
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    Hearst Argyle Television, Inc., 7.5s, 2027                             $   100           $   104,337
    News America Holdings, Inc., 8.875s, 2023                                   50                60,608
                                                                                             -----------
                                                                                             $   164,945
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    Goldman Sachs Group LP, 5.9s, 2003                                     $   150           $   151,689
    Salton Sea Funding Corp., 6.69s, 2000                                       31                31,596
    Salton Sea Funding Corp., 7.84s, 2010                                      100               114,949
                                                                                             -----------
                                                                                             $   298,234
--------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    NGC Corp. Capital Trust I, 8.316s, 2027                                $   145           $   146,950
--------------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Oryx Energy Co., 8.375s, 2004                                          $   100           $   106,909
    Sun Co., Inc., 9s, 2024                                                    150               167,276
                                                                                             -----------
                                                                                             $   274,185
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    Cellular Communications International, Inc., 6s, 2005                  $   341           $   329,741
    Tele-Communications, Inc., 7.875s, 2013                                    300               351,471
    WorldCom, Inc., 8.875s, 2006                                               100               109,297
                                                                                             -----------
                                                                                             $   790,509
--------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 0.2%
  Federal National Mortgage Association - 0.2%
    FNMA, 6s, 2013                                                         $   158           $   158,797
--------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 3.4%
  U.S. Treasury Obligations - 1.9%
    U.S. Treasury Bonds, 5.25s, 2028                                       $   800           $   819,000
    U.S. Treasury Bonds, 6.125s, 2027                                          560               626,847
    U.S. Treasury Bonds, 9.875s, 2015                                           40                60,162
                                                                                             -----------
                                                                                             $ 1,506,009
--------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 1.5%
    GNMA, 7s, 2028                                                         $    97           $    99,434
    GNMA, 7.5s, 2025 - 2028                                                    807               832,110
    GNMA, 8s, 2025 - 2027                                                      304               315,443
                                                                                             -----------
                                                                                             $ 1,246,987
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                             $ 2,752,996
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.8%
    AEP Generating, 9.82s, 2022                                            $    99           $   129,168
    CalEnergy Co., Inc., 6.96s, 2003                                           150               151,632
    CalEnergy Co., Inc., 7.63s, 2007                                           150               160,665
    California Infrastructure, 6.17s, 2003                                     322               325,975
    Commonwealth Edison Co., 6.95s, 2018                                        20                20,720
    Commonwealth Edison Co., 7.625s, 2007                                       20                22,097
    Connecticut Light & Power Co., 8.59s, 2003                                 100               103,750
    Illinois Power Special Purpose Trust, 5.26s, 2003                          183               182,936
    Long Island Lighting Co., 8.2s, 2023                                       150               162,730
    National Rural Utilities Cooperative Finance, 5.75s, 2008                  313               320,052
    Niagara Mohawk Power Corp., 7.25s, 2002                                    200               202,248
    Niagara Mohawk Power Corp., 8.5s, 2023                                     110               117,197
    PacifiCorp, 5.65s, 2006                                                    400               400,552
    PP&L, Inc., 6.125s, 2001                                                   250               253,717
    Seabrook Station - Unit 1, 7.83s, 2019                                      92               103,756
    Texas & New Mexico Power Co., 12.5s, 1999                                   50                50,082
    Texas Utilities Co., 5.94s, 2001                                           250               251,457
    Texas Utilities Co., 6.375s, 2008                                          120               117,922
                                                                                             -----------
                                                                                             $ 3,076,656
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Coastal Corp., 7.42s, 2037                                             $    55           $    58,100
    Coastal Corp., 7.75s, 2035                                                  35                38,521
    Tennessee Gas Pipeline Co., 7.625s, 2037                                    50                54,984
    Texas Gas Transmission Corp., 7.25s, 2027                                  100               102,540
                                                                                             -----------
                                                                                             $   254,145
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $ 8,359,917
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.5%
  Argentina - 0.1%
    Hidroelectrica Alicura, 8.375s, 1999 (Utilities -
      Electric)##                                                          $   100           $    97,500
--------------------------------------------------------------------------------------------------------
  Canada - 0.1%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                         $    90           $    92,221
--------------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities
      - Electric)##                                                        $   250           $   238,893
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $   428,614
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $8,642,217)                                                    $ 8,788,531
--------------------------------------------------------------------------------------------------------

Preferred Stocks - 1.4%
--------------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.9%
  Utilities - Gas - 0.9%
    KN Energy, Inc.                                                         20,400           $   766,275
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.5%
  France - 0.5%
    France Telecom S.A. (Telecommunications)                                   405           $   400,140
--------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $1,251,881)                                         $ 1,166,415
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.3%
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.8%
    MediaOne Group, Inc., 6.25%                                            $10,100           $   671,650
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    IXC Communications, Inc., 6.75%                                          7,100           $   217,438
    Qwest Trends Trust, 5.75%                                               12,100               562,650
                                                                                             -----------
                                                                                             $   780,088
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    CalEnergy Capital Trust III, 6.5%                                        2,900           $   147,175
    CalEnergy Capital Trust III, 6.5%*##                                     5,600               284,200
                                                                                             -----------
                                                                                             $   431,375
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $1,831,124)                             $ 1,883,113
--------------------------------------------------------------------------------------------------------
Convertible Bonds - 2.9%
  Financial Institutions - 0.6%
    ADT Operations, Inc., 0s, 2010                                         $   260           $   529,425
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.3%
    Cellular Commerce International, Inc., 6s, 2005##                      $   550           $   924,000
    Cellular Communications International, Inc., 6s, 2005                       40                67,200
    Global Telesystems Group, Inc., 5.75s, 2010                                770               860,475
                                                                                             -----------
                                                                                             $ 1,851,675
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $1,685,358)                                        $ 2,381,100
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.6%
--------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/04/99, at Amortized Cost                   $ 1,340           $ 1,339,520
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $75,523,504)                                             $80,209,505

Other Assets, Less Liabilities - 1.9%                                                          1,516,281
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $81,725,786
--------------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $75,523,504)              $80,209,505
  Cash                                                                   16,775
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                        1,301
  Receivable for Series shares sold                                     437,772
  Receivable for investments sold                                     2,096,015
  Interest and dividends receivable                                     297,414
  Deferred organization expenses                                          1,862
  Other assets                                                           31,575
                                                                    -----------
      Total assets                                                  $83,092,219
                                                                    -----------
Liabilities:
  Payable for Series shares reacquired                              $    90,984
  Payable for investments purchased                                   1,241,396
  Payable to affiliates -
    Management fee                                                        1,655
    Shareholder servicing agent fee                                          73
  Accrued expenses and other liabilities                                 32,325
                                                                    -----------
      Total liabilities                                             $ 1,366,433
                                                                    -----------
Net assets                                                          $81,725,786
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $69,737,105
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                   4,687,324
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 6,033,789
  Accumulated undistributed net investment income                     1,267,568
                                                                    -----------
      Total                                                         $81,725,786
                                                                    ===========
Shares of beneficial interest outstanding                            4,124,173
                                                                     =========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)            $19.82
                                                                      ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $1,288,607
    Interest                                                            548,468
    Foreign taxes withheld                                              (37,464)
                                                                     ----------
      Total investment income                                        $1,799,611
                                                                     ----------
  Expenses -
    Management fee                                                   $  387,425
    Trustees' compensation                                                1,971
    Shareholder servicing agent fee                                      18,080
    Administrative fee                                                    5,888
    Custodian fee                                                        27,986
    Printing                                                             38,111
    Auditing fees                                                        18,821
    Legal fees                                                            1,851
    Amortization of organization expenses                                 1,836
    Miscellaneous                                                         6,722
                                                                     ----------
      Total expenses                                                 $  508,691
    Fees paid indirectly                                                 (3,243)
    Reimbursement of expense to investment adviser                       11,119
                                                                     ----------
      Net expenses                                                   $  516,567
                                                                     ----------
        Net investment income                                        $1,283,044
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $6,077,121
    Foreign currency transactions                                       (27,299)
                                                                     ----------
      Net realized gain on investments and foreign
        currency transactions                                        $6,049,822
                                                                     ----------
  Change in unrealized appreciation -
    Investments                                                      $1,543,216
    Translation of assets and liabilities in foreign
      currencies                                                          1,407
                                                                     ----------
      Net unrealized gain on investments and foreign
        currency translation                                         $1,544,623
                                                                     ----------
        Net realized and unrealized gain on investments
          and foreign currency                                       $7,594,445
                                                                     ----------
          Increase in net assets from operations                     $8,877,489
                                                                     ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                    1998                   1997
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $ 1,283,044            $   514,611
  Net realized gain on investments and foreign currency
    transactions                                                      6,049,822              2,337,591
  Net unrealized gain on investments and foreign currency
    translation                                                       1,544,623              2,531,459
                                                                    -----------            -----------
    Increase in net assets from operations                          $ 8,877,489            $ 5,383,661
                                                                    -----------            -----------
Distributions declared to shareholders -
  From net investment income                                        $  (517,487)           $      --
  From net realized gain on investments and foreign currency
    transactions                                                     (2,352,812)                  --
                                                                    -----------            -----------
    Total distributions declared to shareholders                    $(2,870,299)           $      --
                                                                    -----------            -----------
Net increase in net assets from Series share transactions           $45,571,784            $15,191,010
                                                                    -----------            -----------
    Total increase in net assets                                    $51,578,974            $20,574,671
Net assets:
  At beginning of period                                             30,146,812              9,572,141
                                                                    -----------            -----------
  At end of year (including accumulated undistributed net
    investment income of $1,267,568 and $512,876,
    respectively)                                                   $81,725,786            $30,146,812
                                                                    ===========            ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,                    PERIOD ENDED
                                                       ------------------------------------------            DECEMBER 31,
                                                         1998              1997              1996                   1995*
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $17.99            $13.66            $12.57               $10.00
                                                       ------            ------            ------               ------
Income from investment operations# -
  Net investment income(S)                             $ 0.46            $ 0.44            $ 0.55               $ 0.39
  Net realized and unrealized gain on
    investments and foreign currency                     2.68              3.89              1.78                 3.00
                                                       ------            ------            ------               ------
      Total from investment operations                 $ 3.14            $ 4.33            $ 2.33               $ 3.39
                                                       ------            ------            ------               ------
Less distributions declared to shareholders -
  From net investment income                           $(0.24)           $ --              $(0.35)              $(0.24)
  From net realized gain on investments and
    foreign currency transactions                       (1.07)             --               (0.88)               (0.58)
  In excess of net realized gain on investments
    and foreign currency transactions                    --                --               (0.01)                --
                                                       ------            ------            ------               ------
      Total distributions declared to
        shareholders                                   $(1.31)           $ --              $(1.24)              $(0.82)
                                                       ------            ------            ------               ------
Net asset value - end of period                        $19.82            $17.99            $13.66               $12.57
                                                       ======            ======            ======               ======
Total return                                           18.06%            31.70%            18.51%               33.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.01%             1.00%             1.00%                1.00%+
  Net investment income                                 2.48%             2.92%             4.19%                3.66%+
Portfolio turnover                                       133%               69%              121%                  94%
Net assets at end of period (000 omitted)             $81,726           $30,147            $9,572               $2,373
  * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31,
    1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September
    1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.47            $ 0.41            $ 0.32               $ 0.17
      Ratios (to average net assets):
        Expenses##                                      0.98%             1.20%             2.75%                3.08%+
        Net investment income                           2.51%             2.71%             2.44%                1.62%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 8 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, accumulated undistributed net realized gain on investments was increased by $3,813, accumulated undistributed net investment income was decreased by $10,865 and paid-in capital was increased by $7,052 due to differences between book and tax accounting for non-taxable dividends and currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $141,642.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $  6,925,683       $ 6,284,827
                                                 ------------       -----------
Investments (non-U.S. government securities)     $102,804,426       $60,307,627
                                                 ------------       -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $75,697,244
                                                                    -----------
Gross unrealized appreciation                                       $ 7,593,287
Gross unrealized depreciation                                        (3,081,026)
                                                                    -----------
  Net unrealized appreciation                                       $ 4,512,261
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series' shares were as follows:

                                        YEAR ENDED DECEMBER 31, 1998        YEAR ENDED DECEMBER 31, 1997
                                        ----------------------------        ----------------------------
                                           SHARES             AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             4,092,549       $ 75,961,041        1,542,046       $23,966,904
Shares issued to shareholders in
  reinvestment of distributions           157,019          2,870,311            --               --
Shares reacquired                      (1,801,461)       (33,259,568)        (566,548)       (8,775,894)
                                        ---------       ------------        ---------       -----------
    Net increase                        2,448,107       $ 45,571,784          975,498       $15,191,010
                                        =========       ============        =========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1998, was $400.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency sales under master netting agreements amounted to a net receivable of $1,301 with Merrill Lynch & Co. at December 31, 1998.

At December 31, 1998, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITOR'S REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and financial highlights for each of the years in the four- year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Utilities Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

FEDERAL TAX INFORMATION

The Series has designated $236,950 as a capital gain dividend.

For the year ended December 31, 1998, the amount of distributions from income eligible for the 70% dividends received deduction for corporations came to 7.80%.

 (C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VUF-2 2/99 23M